                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company Non-Employee Directors' Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2000.
                                          Roger G. Ackerman

                                          /s/ Roger G. Ackerman
                                          ---------------------
                                          Roger G. Ackerman

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company Non-Employee Directors' Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November, 2000.
                                          Betty C. Alewine

                                          /s/ Betty C. Alewine
                                          --------------------
                                          Betty C. Alewine

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company Non-Employee Directors' Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2000.
                                          James R. Barker

                                          /s/ James R. Barker
                                          -------------------
                                          James R. Barker

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company Non-Employee Directors' Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2000.
                                          Marc C. Breslawsky

                                          /s/ Marc C. Breslawsky
                                          ----------------------
                                          Marc C. Breslawsky

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company Non-Employee Directors' Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2000.
                                          James L. Broadhead

                                          /s/ James L. Broadhead
                                          ----------------------
                                          James L. Broadhead

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company Non-Employee Directors' Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2000.
                                          Gerald Grinstein

                                          /s/ Gerald Grinstein
                                          --------------------
                                          Gerald Grinstein

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company Non-Employee Directors' Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2000.
                                          William F. Craig

                                          /s/ William F. Craig
                                          --------------------
                                          William F. Craig

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company Non-Employee Directors' Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2000.
                                          Ronald M. Gross

                                          /s/ Ronald M. Gross
                                          -------------------
                                          Ronald M. Gross

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company Non-Employee Directors' Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2000.
                                          Carl S. Sloane

                                          /s/ Carl S. Sloane
                                          ------------------
                                          Carl S. Sloane